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                                                                   EXHIBIT 10.36


                                SYNON CORPORATION
                          NOTICE OF STOCK OPTION GRANT


William O. Grabe
Two River Lane
Westport, CT 06880

You have been granted an option to purchase Common Stock of Synon Corporation (the "Company") as follows:

         TYPE OF OPTION:                             NONSTATUTORY STOCK OPTION

         NUMBER OF SHARES GRANTED:                   180,000

         OPTION PRICE PER SHARE:                     $1.43

         TOTAL PRICE OF SHARES GRANTED:              $257,400

         DATE OF GRANT:                              APRIL 24, 1992

         TERM/EXPIRATION DATE:                       APRIL 24, 2002

         EXERCISE AND VESTING SCHEDULE:

           This option may be exercised, in whole or in part, in accordance with the Vesting Schedule set forth below.

           DATE OF VESTING:                          APRIL 1, 1993

           NUMBER OF SHARES:                         36,000

           FOR EACH OF THE 48 MONTHS FOLLOWING
           APRIL 1, 1993:                            1.667% OF 180,000

       TERMINATION PERIOD:

           Options may only be exercised while you are an Employee of the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date); provided, however, that upon termination of your employment with the Company, the Administrator may, in its sole discretion, permit you to exercise the Option, to the extent already exercisable, during a period ending on the earlier of 30 days after such termination of employment and the date the Option expires in accordance with its terms.

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By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1990 Stock Option Plan and the Incentive/Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

     OPTIONEE:                                  SYNON CORPORATION

     /s/ WILLIAM O. GRABE                       By: /s/ Paul K. Wilde
     -------------------------------               ----------------------------
           Signature                               Paul K. Wilde
                                                   Chief Financial Officer

        William O. Grabe
     -------------------------------
           Print Name



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

                                SYNON CORPORATION
                          NOTICE OF STOCK OPTION GRANT


William O. Grabe
Two River Lane
Westport, CT 06880

You have been granted an option to purchase Common Stock of Synon Corporation (the "Company") as follows:

         TYPE OF OPTION:                             NONSTATUTORY STOCK OPTION

         NUMBER OF SHARES GRANTED:                   180,000

         OPTION PRICE PER SHARE:                     $1.43

         TOTAL PRICE OF SHARES GRANTED:              $257,400

         DATE OF GRANT:                              APRIL 24, 1992

         TERM/EXPIRATION DATE:                       APRIL 24, 2002

         EXERCISE AND VESTING SCHEDULE:

           This option may be exercised, in whole or in part, in accordance with the Vesting Schedule set forth below.

           DATE OF VESTING:                          APRIL 1, 1993

           NUMBER OF SHARES:                         36,000

           FOR EACH OF THE 48 MONTHS FOLLOWING
           APRIL 1, 1993:                            1.667% OF 180,000

       TERMINATION PERIOD:

           Options may only be exercised while you are an Employee of the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date); provided, however, that upon termination of your employment with the Company, the Administrator may, in its sole discretion, permit you to exercise the Option, to the extent already exercisable, during a period ending on the earlier of 30 days after such termination of employment and the date the Option expires in accordance with its terms.

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By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1990 Stock Option Plan and the Incentive/Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

     OPTIONEE:                                  SYNON CORPORATION

     /s/ WILLIAM O. GRABE                       By: /s/ Paul K. Wilde
     -------------------------------               ----------------------------
           Signature                               Paul K. Wilde
                                                   Chief Financial Officer

        William O. Grabe
     -------------------------------
           Print Name



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